UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report: April 11, 2007
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way Torrance, California (Address of principal executive offices)	90501 (Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan.
The Company has notified its employees that, due to the transitioning of the record keeping services for the Company’s 401(k) plan (the “Plan”), it is necessary for there to be a temporary blackout period in the Plan. During the temporary blackout period, the Company will suspend the ability of participants in the Plan to direct or diversify assets in such accounts, obtain a loan from the Plan or obtain a distribution while the Company and the new recordkeeper complete the set-up of the new system to manage the Plan.
Consequently, for purposes of this Current Report on Form 8-K, and pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR, the Company’s executive officers and directors will be subject to a blackout, as described below. Pursuant to Rule 104 of Regulation BTR, the Company provided notice of the blackout period to its executive officers and directors on April 11, 2006. A copy of the blackout notice is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. Further advance notice of the blackout period to our executive officers and directors was not possible due to events and circumstances that were beyond our reasonable control.
The blackout period is expected to begin on April 20, 2007 and to continue through April 29, 2007. During the blackout period, all participants in the Plan, including executive officers, will be precluded from directing or diversifying assets in Plan accounts, obtaining a loan from the Plan or obtaining a distribution.
As a result of the blackout period under the Plan, executive officers and directors will also be prohibited pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR from directly or indirectly purchasing, selling or otherwise acquiring, any shares of the Company’s common stock or any derivative security tied to the value of the Company’s common stock, while the blackout period remains in effect. The prohibition covers any acquisition of the Company’s common stock or related derivative security in connection with the covered individual’s service or employment with the Company or any sale of the Company’s common stock which the executive officer or director acquired in connection with his or her service in such capacity.
Any questions concerning the blackout period or the transactions affected by the blackout period, including the beginning and ending dates of the blackout period should be addressed to Robert Dose at (310) 533-0474.
A copy of the notice is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Notice of Blackout Period to Directors and Executive Officers

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: April 11, 2007		/s/ Robert A. Virtue (Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Blackout Period to Directors and Executive Officers

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